Exhibit 10.9

Oaktree Acquisition Corp. III Life Sciences

c/o Oaktree Capital Management, L.P.

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

September 9, 2024

Oaktree Acquisition Holdings III LS, L.P.

c/o Oaktree Capital Management, L.P.

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

Oaktree Acquisition Holdings III LS, LLC

c/o Oaktree Capital Management, L.P.

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

RE: Assignment under Securities Subscription Agreement and Transfer of Class B ordinary shares

Pursuant to this assignment agreement (this “Assignment Agreement”) and Section 6.6 of the securities subscription agreement dated July 15, 2024, by and between Oaktree Acquisition Holdings III LS, L.P. (the “Assignor”) and Oaktree Acquisition Corp. III Life Sciences (the “Company”) (the “Securities Subscription Agreement”), Assignor, the Company and Oaktree Acquisition Holdings III LS, LLC (the “Assignee”) hereby agree to assign to the Assignee the rights and obligations of the Assignor under the Securities Subscription Agreement. Except for the substitution of the Assignor by the Assignee as the counterparty to the Securities Subscription Agreement pursuant to this Assignment Agreement, the terms of the Securities Subscription Agreement remain unchanged and all terms shall henceforth apply to the Assignee and the Transferred Shares (as defined below) it holds as if it were a party to the Securities Subscription Agreement.

The Assignor hereby agrees to transfer to the Assignee 5,031,250 Class B ordinary shares, $0.0001 par value per share (the “Transferred Shares”), of which up to 656,250 are subject to surrender and cancellation by the Assignee pursuant to Section 3.1 of the Securities Subscription Agreement. The Assignee acknowledges that the Transferred Shares are subject to the restrictions and obligations set forth in the Securities Subscription Agreement, including, but not limited, to those described in Section 3, Section 4, Section 6.1 and Section 7 of the Securities Subscription Agreement. Further, the Assignee acknowledges and affirms Section 5 and Section 6.3 of the Securities Subscription Agreement and agrees to enter into an agreement substantially in the form of the letter agreement to be entered into between the Company and the other officers and directors of the Company in connection with the consummation of the Company’s initial public offering.

The Assignee hereby reaffirms the representations and warranties included in Section 2.1 and Section 6.12 of the Securities Subscription Agreement, including, but not limited to, the representation and warranty that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) and acknowledges the transfer contemplated hereby is being made in reliance on a private placement exemption to “accredited investors” within the meaning of Section 501(a) of Regulation D under the Securities Act or similar exemptions under federal and state law. The Assignee did not decide to enter into this Assignment Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 of Regulation D under the Securities Act. The Company hereby also acknowledges and affirms Section 6.3 of the Securities Subscription Agreement and reaffirms the representations and warranties included in Section 2.2 and Section 6.12 of the Securities Subscription Agreement.

It is intended that, to the extent that the Assignor is treated as a partnership for U.S. federal income tax purposes, the Assignee shall be treated as a continuation of the Assignor under Section 708 of the Internal Revenue Code of 1986, as amended, and accordingly the transactions contemplated herein shall be disregarded for U.S. federal income tax purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby and the Securities Subscription Agreement, have caused this Assignment Agreement to be duly executed as of the day and year first above written.

THE COMPANY: OAKTREE ACQUISITION CORP. III LIFE SCIENCES
a Cayman Islands exempted company

By:	/s/ Zaid Pardesi
Name: Zaid Pardesi
Title: Chief Executive Officer

THE ASSIGNEE:

OAKTREE ACQUISITION HOLDINGS III LS, LLC
a Cayman Islands limited liability company

By: Oaktree Acquisition Holdings III LS GP, Ltd., its Managing Member

By: Oaktree Capital Management, L.P., its Sole Director

By:	/s/ Peter Boos
Name: Peter Boos
Title: Vice President

By:	/s/ Brian Price
Name: Brian Price
Title: Managing Director

Agreed and Acknowledged:

THE ASSIGNOR:

OAKTREE ACQUISITION HOLDINGS III LS, L.P.
a Cayman Islands exempted limited partnership

By: Oaktree Acquisition Holdings III LS GP, Ltd., its General Partner

By: Oaktree Capital Management, L.P., its Sole Director

By:	/s/ Peter Boos
Name: Peter Boos
Title: Vice President

By:	/s/ Brian Price
Name: Brian Price
Title: Managing Director

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